Exhibit 10.1

                           PEOPLE'S REPUBLIC OF CHINA

                                  LAND LICENSE




PEOPLE'S  REPUBLIC  OF  CHINA
LAND  RESOURCE  BUREAU                    /LAND  LICENSE  SEAL/






User                                     Changzhou Broadway Business Development Co., Ltd
---------------------------------------  ------------------------------------------------
Location                                 East to Huangshan Road, South to Zhunan Road,
                                         Xinbei District, Changzhou City, G20-11-1-3
---------------------------------------  ------------------------------------------------
Purpose                                  Residence
---------------------------------------  ------------------------------------------------
Area                                                                           75596.97m2
---------------------------------------  ------------------------------------------------
Commencement                                                                     2000/9/4
---------------------------------------  ------------------------------------------------
Termination Date                                                                 2070/9/4
---------------------------------------  ------------------------------------------------


                                         /seal/ Changzhou Land Resource Bureau
                                         ------------------------------------------------

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

Conditions:

1. Institutions or individuals use of the state owned land shall be according to the Chinese Law.

2.   From  (Land  Management  Law  P.R.  China)  item  11:

     - Ownership and use of land is only be permitted when it has been registered and approved and the license obtained

3.   From  (Real  Estate  Management  Law  P.R.  China)  item  59:

     - If the purpose of the land lease has changed according to Chinese Law, a new license must be obtained

4.   From  (Land  Management  Law  P.R.  China)  item  12:

     - The registered right and ownership of the land is protected by Chinese Law

5.   From  (Land  Management  Law  P.R.  China)  item  17

 - According to the rules of Land Management Law P.R. China and the Real Estate Management Law P.R. China, once registration is approved, a license will be given


                         /Changzhou  Government  Seal/

                 STATE-OWNED REAL ESTATE TRANSFERRING AGREEMENT
                       (LAND PURCHASE AND SALES CONTRACT)
Article  1
THIS  AGREEMENT  is  made  between:

ASSIGNER/GRANTOR/TRANSFER; Jiangsu Province Changzhou City Land Resource Bureau of People's Republic of China (Hereinafter is referred to as "Party A")

ASSIGNEE/GRANTEE/TRANSFEREE; Changzhou Broadway Group Co, Ltd. (Hereinafter is referred to as "Party B")

In the spirit of equality, voluntary gratuity and honesty, both of the Party A and Party B, subject to and in accordance with "Land Supervision Laws of People's Republic of China", "Urban Real Estate Supervision Laws of People's Republic of China" and other laws, administrative regulations and local regulations, have agreed to enter into this agreement and undertake to fulfill the obligations stipulated as follows.

Article  2

Party A transfer the Real Estate to Party B in accordance with legal authorization, and the Real Estate transferred belongs to People's Republic of China. The State has the constitution-authorized rights of Jurisdiction and administration and other rights and interests stipulated by People's Republic of China Laws or the rights indispensable to the social interests over the Real Estate it owns. The subterranean resources, vault and city planning infrastructures are excluded from the real estate transferring range.

Article  3

The address of land for transferring from Party A to Party B is located at the Gaoxin Area in the Changzhou New District, the Land Number is G2011-1 -3, the Measure of the property is 75,596,97 M2. The demarcation lines are marked in the graph paper attached which is confirmed and signed by both parties.

Article  4

The fixed number of year of the Real Estate under this agreement is 70 years, which will count upon the date of signature of this agreement.

Article  5

The Real Estate transferred under this agreement was previously used to build up "Imperial Garden" Residential Area 3rd Project as the general plan authorized. If Party B wants to modify the usage and terms of the Land Use Conditions stipulated in this agreement, it shall conduct relative approval procedures according to law and raise applications to Party A. If Party A accepts its application, both parties shall modify their original agreement or sign up new transferring agreement and reset up Land Use Registration.

Article  6

The Exhibit "Land Use Condition" is also an integrated part of this agreement and shall be equally valid. Party B agrees to use the land as stipulated in the "Land Use Conditions".

Article  7

Party B agrees to pay Party A Land Use Sales Amount, Burgage Fee (RMB0.5/m2 fee paid every 11th year from this agreement) and the Land VAT on transfer and other relevant expenses of the State as stipulated in the Contract. Party B shall pay Party A at a standard of RMB 0.50 per M2 of Burgage Fee per year as of the 11th year after the withdraw date of Land Use Certificate.

Article  8

The Transferring Amount of this land is RMB 258.00 per M2 and RMB 19,504,018,26 in total, of which RMB 1,058,357.58 is rental expense of the land.

Article  9

Party B shall pay to Party A 30% of the total amount in cash or check within 6 days after the date of signature of this contract, totally RMB 5,851,205.48 as the advance deposit of the contract. The deposit can be set off as transferring amount. Party B shall fully pay to Party A the transferring amount by installation within 60 days after the date of signature of this contract. If the day of payment exceeds 60 days, Party A reserves the right to terminate the agreement and to claim damages from Party B.

Article  10

Party B will draw the "Burgage License of People's Republic of China" at the full payment of the entire amount to Party A within 30 days as stipulated in this agreement.

Article  11

Party B agrees to pay to Party A in RMB. The conversion of RMB and other currencies will be amount to as the middle rate on the quotation of People's Bank of China one day before the signature date.

Article  12

Upon expiration of the agreement Party A has the right to take back burgage for free with all the buildings and attached buildings on the land. The land user shall conduct log-out registration of the burgage according to relevant regulations and return the land use certificate. In case that the expiration of the agreement Party B requires to prolong using of the land under this agreement, it should put in a new application 180 days in. advance to Party A. After authorization and approval, the new transfer life and the transfer amount shall be negotiated. The parties shall sign up a new transferring contract and apply for new Land Use Registration.

Article  13

During the contract, Party A shall not take back the burgage for the reason of adjusting city planning, under some circumstances, for the need of social and public benefits, Party A shall take back the burgage in advance according to legal procedures and make compensations in accordance with the used life and the actual situation of the land developed.

Article  14

Party B shall use the land as stipulated in the "Land Use Conditions". If the investment (transferring amount excluded) reaches 25% of the general (total) investment (or the completion area covers 30% of the total area), Party B shall have the right to transfer or rent part of all the land rested under this contract. The burgage of this land can be mortgaged but the credits from the mortgage shall be used in the development of the land. The mortgager and pledge person shall be protected by laws.

Article  15

In the Land Use life, the government has the right to supervise the development, transfer, rent, mortgage and termination of the Land according to law.

Article  16

Party B shall pay the burgage amount as stipulated in this agreement. If Party B fails to pay on schedule, it should pay Party A penalty of 3% of sales amount,

Article  17

Party B shall use the land as stipulated in the contract. If Party B fails to delivery the contract, it should pay Party A penalty of 5% of sales amount, If the delay of construction exceeds 2 years. Party A reserves the right to take back the Land for free.

Article  18

If Party A fails to grant the Land on time thereby leading to Party B's postpone holding of the Land, Party A shall pay Party B a penalty of 5%o of sales amount,

Article  19

The formation, validity, interpretation, execution and settlement of disputes in respect of this agreement, shall be governed by the relevant laws of the People's Republic of China.

Article  20

Any disputes arising from the execution of, or in connection with, the agreement shall be settled through friendly consultations between both parties. In ease no settlement can be reached through consultations, the disputes shall be submitted to Changzhou City Arbitration Commission for Commercial Contract. The judgment of Arbitration is final and has binding for both parties.

Article  21

The agreement shall come into force commencing from the date of approval of government authority and be effective from the date of signature of the legal representatives of both parties.

Article  22

This agreement shall have four originals and each party will have two. Both copies shall be equally valid, This agreement with its exhibit "Land Use Conditions" has 6 pages in total. The Chinese version shall prevail.

Article  23

Both parties sign this agreement on Aug 4, 2000 in Changzhou City Jiangsu Province of People's Republic of China.

Article  24

The contract can be amended after both parties agree upon the amendment. The amendment shall be regarded as the annex of this agreement and shall be equally valid.


August  4,  2000
/s/  Seal
Party A: Jiangsu Province Changzhou City Land Resource Bureau of People's Republic of China

/s/  Jiaping  Jiang
Party  B:  Changzhou  Broadway  Group  Co.,  Ltd.



                               LAND USE CONDITIONS

1.  The  terminus  of  the  Land

1.1 30 days after the duly signature of State-owned Real Estate Transferring Agreement, both parties shall check the terminus of the Land as marked in the Attachment "Graph Paper of the Transferred Real Estate" within 15 days after the date of signature of this agreement. If the terminus is destroyed or removed, notification in written shall be presented to party A for the rechecking and resume of the terminus.

2.  Land  Use  Requirements

2.1 Party B shall be up to the requirements as follows in the case that Party B puts up new building in the Land transferred.
(1) The Intention of the Main Parts of the Building: Residential Buildings, Commercial Buildings
(2)  The  Intention  of the Attached Parts of the Building: Other Sets Buildings
(3)  The  Building  Dimension  Rate:  1.5
(4)  The  Building  Consistency:  35%
(5)  The  Building  Boundary  Height:  24M
(6)  The  Virescence  Rate;30%
(7) Other Land Use Planning Parameters are in accordance with the approved planning files.

2.2 Party B agrees to build up public infrastructure and provide utilities for fee;

2.3 Party B agrees that the government could build up projects in the land without any conditions or compensations;

2.4 The building on the transferred land shall be set up as the regulations above and designing draft approved. Party B shall deliver a set of designing draft of the project 30 days before the starting date of the project for Party A on file.

3.  Urban  Construction  Supervision  Requirements

3.1 All the aspects concerning the designing and construction, beauty of city, health, environment protection, fire and emergency, traffic control, Party B shall conduct as the regulations of the State and Changzhou City.

3.2 Party B agrees to Government's activities of lay all kinds of pipes including the pipes' entrance access and pass through of the Land for the demand of infrastructure.

3.3 Party B shall guarantee the successful access of the emergency facilities and vehicles of the government authority, public security, fire and emergency and medicals.

3.4 All the activities in the transferred land shall not damage or destroy the surrounding environment or facilities according to law. If individuals or the State suffers loss, Party B shall answer for the compensation.

4.  Construction  Requirements

4.1 Party B shall complete no less than 30% of the total construction area before Dec 31, 2001 unless a deferral is approved by Party A.

4.2 Party B shall complete the entire project before Dec 31, 2003. If postpone completion occurs, a delay application shall be presented 2 months before the completion date to Party A, and the postpone day shall not exceed 1 year. If the postpone day exceeds 1 year, unless the approval of Party A, Party A has the right to take back burgage for free with all the buildings and attached buildings on the land.

5.  Infrastructure  Requirements

5.1 Party B shall apply for all the operating lines, alternating current interfaces and abstraction works for utilities, telecommunication, flashing, pollution control and other facilities and is responsible for the relevant charges.

5.2 Party B shall be responsible for the modification and relaying of the open channel, canal, cable, and other lines in the construction of buildings.

5.3 In the use of the land, Party B shall protect the entire infrastructure in the land and is responsible for the relevant compensations.


        ADHERING MOTION OF STATE OWNED REAL ESTATE TRANSFERRING AGREEMENT

Party A: Changzbou City People's Government New District Administration and Supervision Commission

Party  B:  Changzhou  Broadway  Group  Co.,  Ltd.

Party A and Party B have agreed to enter into the adhering motion pursuant to contract No. CNPL (2000)/48 signed on Aug 4, 2000 between both parties for the following unexpired issues.

1. Party B will pay RMB 19,504,018.26 directly to the subsidiary company of Party A Changzhou New District Planning Bureau. (Payable at Industrial and Commercial Bank Changzhou New District Branch; Bank Account; 2160249344503-01000).

1) Party B pay RMB9,000,000 within 6 days after the effectiveness of this adhering motion.
2)   Party  B  pay  RMB3,000,000  before  Dec  31,2000.
3)   Party  B  pay  RMB3,000,000  before  June  30,2001.
4)   Party  B  pay  out  the  rest  of  RMB  4,504,018.26  before  Dec  31,2001.

2. Party A has acquired the ownership of the half done project of former Changzhou Mechanical Products Trading City on the Land No. G2011-1-3, which has transferred to Party B. Party A agrees transfer to Party B at a price of RMB 2,000,000. Party B agrees to acquire the half done project as ratio and pay to Party A the transferring fee 10 days after the receipt of construction draft of the project from Party A.

3. The City Planning Road out of the G2011-1-3 Land is carried out and charged by Party A,

4. Besides the above-mentioned half done project. Party A shall be responsible for the clearance of the other attached buildings including temporary sheds and plants before construction.

5. Party A agrees to delivery the State-owned Land Use Certificate after receipt of the transferring fee from Party B by installation.

6. The Construction Fee of G2011-1-3 Land will be charged as RMB100 per M2 to Party A.

7. This adhering motion shall be regarded as the annex of the State-owned Real Estate Transferring Agreement No. CNPL (2000)/48 and shall be equally valid. If the terms of payment are not accordance with the relevant paragraph in the contract, the words in this motion will prevail.

8. The adhering motion shall have four originals and each party will have two. Both copies shall be equally valid and shall be effective from the date of signature of the legal representatives of both parties.

Party A: Changzhou City People's Government New District Administration and Supervision Commission

Legal  Representative;  (Sign)  Date:  Aug  7,2000

Party  B:  Changzhou  Broadway  Group  Co.,  Ltd.  Legal

Representative:  (Sign)  Date:  Aug  7,  2000